UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ----------------------------------------------

                             Henderson Global Funds

 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1950
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

 (Name and Address of Agent for Service)                   Copy to:

              BRIAN BOOKER                             CATHY G. O'KELLY
  737 NORTH MICHIGAN AVENUE, SUITE 1950       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
         CHICAGO, ILLINOIS 60611                   222 NORTH LASALLE STREET
                                                   CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31, 2002

Date of reporting period:  January 31, 2003

ITEM 1:  SHAREHOLDER REPORT


[Logo: Henderson Global Investors]
[Logo: An AMP Company]

                                                          HENDERSON GLOBAL FUNDS

EUROPEAN FOCUS FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND

                                                              SEMI-ANNUAL REPORT
                                                                JANUARY 31, 2003

[Circular photos: Postage stamps
         Stock table
         Clocks set for different time zones]

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................    2

EUROPEAN FOCUS FUND
Commentary ................................................................    4
Performance Summary .......................................................    5

GLOBAL TECHNOLOGY FUND
Commentary ................................................................    6
Performance Summary .......................................................    7

INTERNATIONAL OPPORTUNITIES FUND
Commentary ................................................................    8
Performance Summary .......................................................    9

PORTFOLIOS OF INVESTMENTS .................................................   10

STATEMENT OF ASSETS AND LIABILITIES .......................................   16

STATEMENT OF OPERATIONS ...................................................   17

STATEMENT OF CHANGES IN NET ASSETS ........................................   18

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY .............................   21

FINANCIAL HIGHLIGHTS ......................................................   24

NOTES TO FINANCIAL STATEMENTS .............................................   27

TRUSTEES AND OFFICERS .....................................................   31

HENDERSON GLOBAL FUNDS

                                                          LETTER TO SHAREHOLDERS

Dear fellow shareholder,

On behalf of Henderson Global Funds, thank you for joining our growing family of shareholders. We are also grateful to those of you who stayed the course during a year that has again been challenging for equity markets globally. In last year's annual report (July 31, 2002), we discussed the difficulties associated with predicting financial market movements, and emphasized our reliance on the selection of international stocks that we believe have the potential to weather treacherous market conditions and produce competitive returns. Despite the difficult market environment over the reporting period, we are pleased to report that this strategy was effective when comparing the Funds' results to their respective peer groups as illustrated in the charts at right.

Each of the Funds placed solidly within the top quartile of performance for the one-year period ended January 31, 2003 relative to other funds with similar investment objectives.* We are particularly proud of the Henderson European Focus Fund which posted a positive return over the past 12 months, navigating successfully through very difficult market conditions.

After the precipitous decline in equity markets over the past 3 years, the uppermost question in many an investor's mind is whether we can expect less volatility or perhaps even appreciating equity markets over the next 1 to 3 years. In today's markets, our view is that investors are particularly focused on the reliability of growth prospects at both a macroeconomic and a company specific level when evaluating their willingness to commit capital. Anemic global economies and concerns about the predictability of US corporate financial forecasts have impeded the visibility of future earnings growth expectations. Combined with the Iraqi situation, there are sizeable roadblocks when seeking to gauge the strength of any global market recovery.

Having said this, we believe these roadblocks are likely to diminish in 2003, starting with a resolution to the Iraqi conflict. Equally, we foresee growing signs of a soggy global economic recovery as we move into the year, coupled


Bar Charts:

HENDERSON EUROPEAN FOCUS FUND
                                    Henderson European       MSCI Europe       Lipper
                                    Focus Fund               Index             Average*
6 Months                             6.49%                    -8.23%            -9.35%
One Year                             2.09%                   -17.67%           -17.26%
Since Inception                     16.09%                   -16.60%           -16.85%

HENDERSON GLOBAL TECHNOLOGY FUND
                                    Henderson Global         MSCI World        Lipper
                                    Technology Fund          IT Index          Average*
6 Months                             -5.04%                   -4.04%            -3.10%
One Year                            -35.94%                  -38.87%           -41.96%
Since Inception                     -22.27%                  -25.16%           -30.40%

HENDERSON INTERNATIONAL OPPORTUNITIES FUND
                                    Henderson International  MSCI EAFE         Lipper
                                    Opportunities Fund       Index             Average*
6 Months                             -3.26%                   -9.07%            -9.89%
One Year                            -12.43%                  -14.64%           -16.45%
Since Inception                       1.17%                  -16.29%           -16.69%

Past performance is no guarantee of future results. Performance returns are for Class A shares at NAV. Please see pages 5, 7 and 9 for additional Fund performance and important information.

                                                          LETTER TO SHAREHOLDERS
HENDERSON GLOBAL FUNDS


with a stronger sense of reliability in US corporate financials. As these events unfold over the year, a cyclical recovery in global stock markets is likely in our view. We believe international equity markets are also well positioned to be a major beneficiary, given further expected weakness in the US dollar and the fact that international equities are trading at a 25-30% discount to the US stock market in relative valuation terms. Today's perceived bargain prices for international equities have not been seen for roughly 30 years.

Notwithstanding financial market expectations, our bread and butter and the key driver in seeking investment performance continues to be stock selection, as evidenced by our comparatively strong investment performance in the trying market conditions since the launch of the Henderson Global Funds in August 2001. Our focal point will continue to be selecting stocks which have the potential to add value to your financial wealth. We believe our large global investment team located around the world is well placed to identify a diverse set of local stocks that seek to achieve each Fund's investment objective of long-term capital growth.

Thank you again for joining Henderson Global Funds and we look forward to serving your financial needs in the years to come.


/s/Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

* Note: For the one-year period ended 1/31/03: the European Focus Fund was ranked 3rd out of 176 funds in the Lipper European Region Funds category, the International Opportunities Fund was ranked 131st out of 812 funds in the Lipper International Funds category, and the Global Technology Fund was ranked 61st out of 359 funds in the Lipper Science and Tech Funds category. The Lipper averages are compiled by Lipper, Inc., an independent mutual fund research and rating service that ranks funds in various fund categories by making comparative calculations using total returns.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

EUROPEAN FOCUS FUND

We are pleased to provide you with the January 31, 2003 semi-annual report for the European Focus Fund (the "Fund"). The Fund has performed well, returning 6.49% (A-shares at NAV) versus the MSCI Europe Index return of -8.23% for the six month period ended January 31. Over the reporting period, concerns over company earnings were eclipsed by fears over the strength of the US economic recovery and the threat of war with Iraq.

For the last six months, European equity markets have remained consistently weak, but despite a difficult environment, the Fund's cautious strategy and good stock selection have resulted in positive performance over the majority of the period. An underweight position in two of the region's largest sectors, insurance and banks, benefited the Fund as these sectors experienced market declines. In addition, an underweight position in technology proved beneficial as this sector continued to suffer as a result of poor technology investment spending.

The Fund focused on positions of relative stability and resilience in tobacco and pharmaceuticals, as well as companies with good fundamentals, a factor we believe was not reflected in their share prices. In difficult markets, stock specific events presented a risk as investors consistently overreacted to corporate news. Several of the Fund's tobacco positions were affected as negative data from a key competitor dragged the sector down, including those companies with good fundamentals.

Towards the end of the calendar year, markets rallied strongly, spurred on by interest rate cuts and the euro breaking back above parity with the US dollar. With financials one of the key sectors participating in the advance, our earlier decision to take profits in some defensive holdings and reduce the Fund's underweight in financials proved timely. As markets fell in January, we continued our cautious strategy, building the Fund's defensive weighting and continuing to look for companies with relatively stable franchises that had not been recognized by the market.

Looking forward, European markets are likely to remain choppy as doubts over the macroeconomic environment continue and the outlook for corporate securities remains unclear. Although valuations remain attractive, significant risks remain over the economy, potential war with Iraq, and inflated oil prices. Consequently, we expect to retain a relatively cautious approach over the short- to medium-term while continuing our focus on opportunities to purchase companies that we believe have been heavily oversold.





  EUROPEAN FOCUS FUND
  TOP 10 EQUITY HOLDINGS  -  AS OF
  JANUARY 31, 2003
                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
--------------------------------------------
  WEMBLEY                           3.7%
  SCHWARZ PHARMA                    3.0
  HENKEL                            2.7
  NDS                               2.7
  PUBLIC POWER                      2.6
  RIVERDEEP                         2.5
  CENTERPULSE                       2.5
  COMPAGNIE DE
      SAINT-GOBAIN                  2.3
  CENTRICA                          2.0
  ALTANA                            2.0

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

PIE CHART:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
United Kingdom                                           35.0%
Germany                                                  17.5
France                                                    8.0
Switzerland                                               7.0
Netherlands                                               5.9
Austria                                                   3.8
Other                                                    22.8

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Consumer Discretionary                                   22.4%
Industrials                                              15.4
Information Technology                                   13.0
Health Care                                              12.2
Financials                                               12.0
Consumer Staples                                          9.2
Other                                                    15.8


INVESTMENT COMPARISON
Value of $10,000

Line Chart:
                       European Focus Fund    European Focus Fund        MSCI
                             Class A w/out        Class A w/sales      Europe
                              sales charge                 charge       Index
8/31/01                           10,000                   9,425       10,000
9/30/01                            9,910                   9,340        9,002
10/31/01                          10,960                  10,330        9,288
11/30/01                          12,120                  11,423        9,661
12/31/01                          12,250                  11,545        9,908
1/31/02                           12,110                  11,414        9,391
2/28/02                           12,450                  11,735        9,390
3/31/02                           12,981                  12,234        9,902
4/30/02                           13,081                  12,329        9,834
5/31/02                           13,281                  12,517        9,816
6/30/02                           12,851                  12,112        9,479
7/31/02                           11,611                  10,943        8,426
8/31/02                           11,890                  11,207        8,426
9/30/02                           10,610                  10,000        7,318
10/31/02                          11,579                  10,914        8,026
11/30/02                          12,520                  11,800        8,420
12/31/02                          12,523                  11,803        8,115
1/31/03                           12,363                  11,652        7,732



TOTAL RETURNS AS OF JANUARY 31, 2003
                                           NASDAQ                                                   SINCE INCEPTION
AT NAV                                     SYMBOL          CLASS          6 MONTHS        1 YEAR        (8/31/01)*
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFEAX          Class A           6.49%          2.09%            16.09%
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFEBX          Class B           6.00%          1.35%            15.23%
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund               HFECX          Class C           6.00%          1.26%            15.16%
-------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                              Class A           0.35%         -3.79%            11.35%
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                              Class B           1.00%         -2.65%            12.56%
-------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                              Class C           3.91%         -0.74%            13.69%
-------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                                           -8.23%        -17.67%           -16.60%
-------------------------------------------------------------------------------------------------------------------
* Average annual return.


PAST PERFORMANCE IS NEITHER PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance was favorably impacted by the Fund's relatively large cash position during September 2001. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains. For more current performance, please call
1.866.443.6337 or visit the Fund's website at www.hendersonglobalfunds.com.

Performance results with sales charges reflect the deduction of the maximum front-end sales charge and/or the deduction of the applicable contingent deferred sales charge. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge, which declines from 5% the first year to 0% at the beginning of the seventh year. Class C shares are subject to a maximum front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00%, which declines to 0% after 18 months. Net Asset Value (NAV) is the value of one share of the Fund excluding any sales charges.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 15 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency and exchange rates. In addition, the Fund may invest in a limited geographic area or in a small number of issuers. As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund. The views in this report were those of the Fund manager as of January 31, 2003, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

GLOBAL TECHNOLOGY FUND

For the six months ended January 31, 2003, concerns about the global economy and about the prospects for corporate profits weighed heavily on equity markets. Investors were further unsettled by the possibility of military action against Iraq. The Global Technology Fund (the "Fund") returned -5.04% (A-shares at NAV) versus the MSCI World IT Index return of -4.04% and the S&P 500 Index return of -5.26%.

At the beginning of the reporting period, traditional defensive sectors remained more robust, while cyclical sectors including technology were among the weakest performers. The Fund maintained a defensive stance and benefited from an overweight position in the Internet sector, where leading companies presented good value opportunities and offered sound business models.

August proved to be a difficult month from a stock specific perspective. Although a focus on earnings allowed several holdings to be sold before they suffered any serious losses, the Fund did not escape unscathed as several holdings fell following negative pre-announcements. We sold some core holdings, which had been successful for the Fund but had become too expensive, and built positions in the telecommunications sector in the Pacific and Japanese regions.

After sinking to a five-year low in early October, technology valuations began to look very compelling. Having maintained a defensive stance throughout the calendar third quarter, we moved to a more aggressive strategy, reducing cash and taking profits in some defensive holdings that had performed well in the previous months. The Fund targeted companies that looked oversold, and we increased the semiconductor weighting as inventories had run down to sufficient levels to trigger new orders.

In November, we increased our exposure to the US, at the expense of Europe and Asia, in the belief that US technology stocks would experience the best growth momentum towards the end of 2002. In December, markets experienced some profit taking, following the earlier sharp market rises, as companies began to project a relatively cautious outlook for 2003.

In January, the Fund adopted a more defensive stance in the belief that the market had been strong for some time, and that near-term good news had been factored in to the market. Despite better than expected fourth-quarter earnings, optimism appeared to have grown too high. Therefore, we sold some of the Fund's holdings.

Looking forward, technology earnings for 2003 appear much more realistic, although uncertainty over the global economy and a potential war with Iraq continues to worry stock market investors. The same concerns are also inhibiting corporate spending on information technology. However, with valuations looking much more reasonable than last year, a quick resolution to the current uncertain political situation could spark a rally for the technology sector.



  GLOBAL TECHNOLOGY FUND
  TOP 10 EQUITY HOLDINGS  -  AS OF
  JANUARY 31, 2003
                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
--------------------------------------------
  MICROSOFT                         6.8%
  CISCO SYSTEMS                     4.2
  SYMANTEC                          3.8
  FIRST DATA                        3.4
  LEXMARK INTERNATIONAL             3.4
  HEWLETT-PACKARD                   3.3
  SAP                               3.0
  ORACLE                            2.6
  WEBMD                             2.6
  SYBASE                            2.5

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND


Pie Chart:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
United States                                            76.5%
Canada                                                    3.6
Germany                                                   3.3
Japan                                                     2.9
Taiwan                                                    2.9
France                                                    2.6
Other                                                     8.2


Pie chart:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Systems Software                                         17.3%
Semiconductors                                           13.1
Application Software                                     10.2
Telecomm Equipment                                        8.9
Internet Software & Srvc                                  7.7
Computer Hardware                                         7.4
Other                                                    35.4

INVESTMENT COMPARISON
Value of $10,000

Line Chart:
          Global Technology Fund   Global Technology Fund                   MSCI
                 Class A w/sales            Class A w/out   S&P 500     World IT
                          charge             sales charge     Index        Index
8/31/01                     9425                    10000     10000        10000
9/30/01                     7399                     7850      9192         8282
10/31/01                    8463                     8980      9368         9609
11/30/01                   10075                    10689     10086        11176
12/31/01                   10404                    11039     10175        10955
1/31/02                    10281                    10909     10026        10850
2/28/02                     9103                     9658      9833         9659
3/31/02                     9876                    10478     10202        10274
4/30/02                     8934                     9479      9584         9046
5/31/02                     8425                     8939      9513         8686
6/30/02                     7671                     8139      8836         7664
7/31/02                     6936                     7359      8148         6912
8/31/02                     6531                     6929      8201         6828
9/30/02                     5579                     5920      7309         5632
10/31/02                    6503                     6899      7952         6756
11/30/02                    7436                     7889      8421         7863
12/31/02                    6520                     6917      7926         6729
1/31/03                     6587                     6989      7718         6633

TOTAL RETURNS AS OF JANUARY 31, 2003
                                           NASDAQ                                                   SINCE INCEPTION
AT NAV                                     SYMBOL          CLASS          6 MONTHS         1 YEAR       (8/31/01)*
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGAX          Class A          -5.04%        -35.94%           -22.27%
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGBX          Class B          -5.13%        -36.26%           -22.70%
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund            HFGCX          Class C          -5.13%        -36.26%           -22.69%
-------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                           Class A         -10.51%        -39.65%          -25.44%
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                           Class B         -10.13%        -40.26%          -25.86%
-------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                           Class C          -7.03%        -37.90%          -24.02%
-------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------
MSCI World IT Index                                                         -4.04%        -38.87%          -25.16%
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                               -5.26%        -23.02%          -16.71%
-------------------------------------------------------------------------------------------------------------------
* Average annual return.

PAST PERFORMANCE IS NEITHER PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Due to the Fund's relatively small asset base in its initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains. For more current performance, please call 1.866.443.6337 or visit the Fund's website at www.hendersonglobalfunds.com.

Performance results with sales charges reflect the deduction of the maximum front-end sales charge and/or the deduction of the applicable contingent deferred sales charge. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge, which declines from 5% the first year to 0% at the beginning of the seventh year. Class C shares are subject to a maximum front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00%, which declines to 0% after 18 months. Net Asset Value (NAV) is the value of one share of the Fund excluding any sales charges. The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to broad based securities market indices. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI World Info Tech Index currently consists of 23 developed market countries, and aims to capture 60% of the total market capitalization of each country by various technology-related industries. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency and exchange rates. In addition, the Fund may invest in a limited geographic area, limited industry sectors or in a small number of issuers. As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund. The views in this report were those of the Fund managers as of January 31, 2003, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                                      COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND


International equity markets remained extremely volatile over the last six months as concerns over the weakening global economy grew and investors experienced increasing uneasiness over the possibility of US military action against Iraq. Despite poor market conditions, the International Opportunities Fund (the "Fund") outperformed its index, returning -3.26% (A-shares at NAV) versus the MSCI EAFE Index return of -9.07% for the six month period ended January 31, 2003.

The European portion of the Fund performed relatively well over the reporting period due to a cautious approach to markets and positive stock picking decisions. While maintaining positions of relative stability and resilience, the Fund continued to seek out opportunities where poor market conditions had created relative, and in some cases, absolute value. The Fund's European positions also benefited from the rise of the euro against the dollar.

In the third calendar quarter, we made a change to the portion of the portfolio invested in international small- and mid-capitalization companies. In the early stages of the reporting period, smaller companies underperformed large capitalization companies; however, more recently the sector has shown signs of improvement as corporate activity saw large-cap companies making bids for smaller companies that had become undervalued.

Pacific and Japanese markets exhibited relative outperformance for most of 2002 as global exports began to show signs of recovery. Fund holdings in both regions performed well for the majority of the six month reporting period. However, in the fourth calendar quarter, Japanese markets fell badly over a poor economic outlook and fears over consumer spending, ending the year on a 19-year low.

While the technology portion of the Fund proved a drag on performance during the early stages of the reporting period, our defensive stance helped protect against more serious losses. However, when technology stocks began to look oversold in October, the Fund adopted a more aggressive stance, reducing cash and its defensive positioning. The Fund benefited fully from this decision as the sector rallied strongly to the end of the year and through January.

After several months of outperformance, the technology weighting was reduced slightly in January in favor of European smaller companies. Despite reasonable earnings reports, the outlook for the technology sector remains mixed and consequently we believe valuations have become somewhat inflated. A small increase in the Fund's Pacific region holdings at the expense of Japan reflects our slightly more positive view for Asian earnings and, in particular, very low valuations in Korea.

Looking forward, the outlook for international equities markets remains clouded. Markets have been through a period of severe stock market weakness and, especially in the short-term, the consequences of a war with Iraq and the effect on oil prices is casting a shadow over equity returns. However, on a long-term view, we believe many international equities possess excellent value and opportunities will continue to arise to achieve good performance through superior stock selection.



  INTERNATIONAL OPPORTUNITIES FUND
  TOP 10 EQUITY HOLDINGS  -  AS OF
  JANUARY 31, 2003
                            AS A PERCENTAGE
  SECURITY                   OF NET ASSETS
---------------------------------------------
  COMPAGNIE DE
      SAINT-GOBAIN                3.8%
  CENTRICA                        3.5
  VINCI                           3.4
  PUBLIC POWER                    3.1
  SECURICOR                       2.9
  PUNCH TAVERNS                   2.9
  ENIRO                           2.6
  BMW                             2.6
  IMPERIAL TOBACCO                2.5
  NDS                             2.5

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

Pie Chart:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
United Kingdom                                           20.9%
Japan                                                    15.5
France                                                   13.1
United States                                            13.1
Germany                                                  10.2
Netherlands                                               7.5
Other                                                    19.7

Pie Chart:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Industrials                                              25.3%
Consumer Discretionary                                   19.5
Information Technology                                   19.2
Health Care                                               9.3
Financials                                                7.7
Utilities                                                 6.8
Other                                                    12.2

INVESTMENT COMPARISON
Value of $10,000

Line Chart:
            Int'l Opportunities Fund     Int'l Opportunities Fund           MSCI
                       Class A w/out              Class A w/sales           EAFE
                        sales charge                       charge          Index
8/31/01                        10000                         9425          10000
9/30/01                         9080                         8558           8989
10/31/01                        9930                         9359           9219
11/30/01                       11430                        10773           9560
12/31/01                       11641                        10971           9617
1/31/02                        11610                        10943           9106
2/28/02                        11290                        10641           9171
3/31/02                        11840                        11159           9716
4/30/02                        11950                        11263           9741
5/31/02                        11940                        11254           9874
6/30/02                        11540                        10877           9484
7/31/02                        10510                         9905           8549
8/31/02                        10410                         9811           8531
9/30/02                         9280                         8747           7617
10/31/02                       10061                         9482           8027
11/30/02                       10711                        10095           8393
12/31/02                       10330                         9736           8111
1/31/03                        10167                         9583           7773


TOTAL RETURNS AS OF JANUARY 31, 2003
                                           NASDAQ                                                   SINCE INCEPTION
AT NAV                                     SYMBOL          CLASS           6 MONTHS       1 YEAR       (8/31/01)*
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOAX          Class A          -3.26%        -12.43%             1.17%
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOBX          Class B          -3.57%        -12.99%             0.47%
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund          HFOCX          Class C          -3.56%        -12.98%             0.48%
-------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                         Class A          -8.81%        -17.47%           -2.95%
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                         Class B          -8.57%        -16.99%           -2.35%
-------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                         Class C          -5.56%        -14.87%           -0.92%
-------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                             -9.07%        -14.64%          -16.29%
-------------------------------------------------------------------------------------------------------------------
* Average annual return.

PAST PERFORMANCE IS NEITHER PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. Market volatility can significantly impact short-term performance and results of an investment made today may differ substantially from the Fund's historical performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Performance was favorably impacted by the Fund's relatively large cash position during September 2001. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results are historical and assume the reinvestment of dividends and capital gains. For more current performance, please call
1.866.443.6337 or visit the Fund's website at www.hendersonglobalfunds.com.

Performance results with sales charges reflect the deduction of the maximum front-end sales charge and/or the deduction of the applicable contingent deferred sales charge. Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a contingent deferred sales charge, which declines from 5% the first year to 0% at the beginning of the seventh year. Class C shares are subject to a maximum front-end sales charge of 1.00% and a contingent deferred sales charge of 1.00%, which declines to 0% after 18 months. Net Asset Value (NAV) is the value of one share of the Fund excluding any sales charges.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

There are risks of investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency and exchange rates. In addition, the Fund may invest in a limited geographic area or in a small number of issuers. As such, investing in the Fund may involve greater risk and volatility than investing in a more diversified fund. The views in this report were those of the Fund manager as of January 31, 2003, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

EUROPEAN FOCUS FUND
JANUARY 31, 2003

                                                                          VALUE
   SHARES                                                               (NOTE 2)
   ------                                                             ----------
COMMON STOCKS - 89.86%
             AUSTRALIA - 1.45%
  2,000,000  Centamin Egypt Ltd. *                                    $  361,889
                                                                      ----------

             AUSTRIA - 3.42%
     30,000  Gericom AG                                                  393,066
     30,000  Telekom Austria AG *                                        307,686
      6,000  voestalpine AG                                              152,587
                                                                      ----------
                                                                         853,339
                                                                      ----------
             BELGIUM - 2.47%
     15,000  Agfa-Gevaert N.V.                                           353,598
      9,128  Omega Pharma S.A.                                           263,113
                                                                      ----------
                                                                         616,711
                                                                      ----------
             CROATIA - 0.81%
     14,000  PLIVA d.d., GDR                                             201,600
                                                                      ----------

             DENMARK - 1.39%
      3,500  ISS A/S *                                                   122,359
      6,300  Sjaelso Gruppen A/S                                         223,887
                                                                      ----------
                                                                         346,246
                                                                      ----------
             FINLAND - 1.16%
     45,000  Fortum Oyj                                                  289,967
                                                                      ----------

             FRANCE - 7.24%
     20,000  Compagnie de Saint-Gobain                                   583,369
      2,500  Eiffage S.A.                                                189,821
      1,500  Galeries Lafayette S.A.                                     166,731
      5,000  Lafarge S.A.                                                312,251
      3,500  Technip-Coflexip S.A.                                       219,139
      5,000  Vinci S.A.                                                  313,325
      3,660  Wanadoo *                                                    20,636
                                                                      ----------
                                                                       1,805,272
                                                                      ----------
             GERMANY - 15.25%
     12,000  Altana AG                                                   500,289
     17,000  Bayerische Motoren Werke AG                                 497,690
      3,635  Bijou Brigitte modische
             Accessoires AG                                              172,548
     20,000  Continental AG *                                            311,446
      8,000  Deutsche Boerse AG                                          297,871
     13,268  Epcos AG *                                                  146,766
     13,000  Henkel KGaA                                                 683,269
     20,000  Schwarz Pharma AG                                           744,247
     17,000  Zapf Creation AG                                            449,126
                                                                      ----------
                                                                       3,803,252
                                                                      ----------
             GREECE - 2.58%
     43,000  Public Power Corp.                                          644,671
                                                                      ----------

             IRELAND - 2.50%
    424,400  Riverdeep Group plc                                         624,425
                                                                      ----------

                                                                         VALUE
   SHARES                                                               (NOTE 2)
   ------                                                             ----------
             ITALY - 1.49%
     48,000  Astaldi SpA *                                            $   82,479
    100,000  Cassa di Risparmio
             di Firenze SpA                                              118,672
     35,000  Telecom Italia SpA,
             Savings Shares                                              171,402
                                                                      ----------
                                                                         372,553
                                                                      ----------
             NETHERLANDS - 5.32%
     20,000  Aegon N.V.                                                  250,230
      6,000  Euronext N.V.                                               118,629
     21,000  Heijmans N.V.                                               370,996
      2,000  IHC Caland N.V.                                              96,548
     19,849  Koninklijke Ahold N.V.                                      247,488
     20,000  Ordina N.V.                                                  89,997
     12,000  United Services Group N.V.                                  152,845
                                                                      ----------
                                                                       1,326,733
                                                                      ----------
             NORWAY - 1.54%
     12,000  Gjensidige NOR ASA                                          384,091
                                                                      ----------

             SOUTH AFRICA - 0.99%
     87,500  Naspers Ltd.                                                247,569
                                                                      ----------

             SPAIN - 2.36%
      6,000  Altadis S.A.                                                137,058
      9,000  Compania Espanola
             de Petroleos S.A.                                           183,645
     40,000  Viscofan, S.A.                                              267,628
                                                                      ----------
                                                                         588,331
                                                                      ----------
             SWEDEN - 1.94%
     80,000  Eniro AB                                                    482,929
                                                                      ----------

             SWITZERLAND - 6.31%
      3,880  Centerpulse AG *                                            614,117
     10,000  Credit Suisse Group *                                       214,570
      5,300  Lonza Group AG                                              308,038
        800  Synthes-Stratec, Inc. *                                     438,060
                                                                      ----------
                                                                       1,574,785
                                                                      ----------
             UNITED KINGDOM - 31.64%
    350,000  Aberdeen Asset Management plc                               345,440
  1,000,000  Anite Group plc *                                           435,912
    200,000  BAE Systems plc                                             374,226
     16,000  British American Tobacco plc                                151,335
    200,000  Centrica plc                                                509,112
     80,000  easyJet plc *                                               299,381
     58,750  ebookers plc *                                              304,419
    225,000  Filtronic plc                                               247,976
     15,000  HBOS plc                                                    135,955
     30,000  Imperial Tobacco Group plc                                  458,448
     60,000  Interserve plc                                              197,394
     50,000  Jarvis plc                                                  220,012
     60,000  JJB Sports plc                                              138,669
     50,000  Kensington Group plc                                        137,353
     20,000  Man Group plc                                               279,642
     10,000  Navan Mining plc *+                                              --
     90,000  NDS Group plc, ADR *                                        675,000
     40,000  Persimmon plc                                               267,798

                       See Notes to Financial Statements.


                                       10


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)


EUROPEAN FOCUS FUND
JANUARY 31, 2003 (CONTINUED)

                                                                         VALUE
   SHARES                                                               (NOTE 2)
   ------                                                             ----------
             UNITED KINGDOM - (CONTINUED)
     60,000  PHS Group plc                                            $   67,607
    150,000  Punch Taverns plc *                                         439,202
      9,000  PZ Cussons plc                                              131,761
    300,000  Sanctuary Group plc *                                       175,927
     50,000  Savills plc                                                 107,703
    350,000  Securicor plc                                               463,465
    250,000  SMG plc                                                     300,204
     35,000  Weir Group plc (The)                                        112,844
     75,000  Wembley plc                                                 916,032
                                                                      ----------
                                                                       7,892,817
                                                                      ----------

             TOTAL COMMON STOCKS                                      22,417,180
             (Cost $22,018,206)                                       ----------

PREFERRED STOCK - 0.56%

             GERMANY - 0.56%
        350  Porsche AG                                                  140,956
             (Cost $168,542)                                          ----------
     PAR
    VALUE

CONVERTIBLE BONDS - 0.03%

             SWITZERLAND - 0.03%
CHF  10,000  Credit Suisse Group
             6.000%, due 12/23/05                                          7,281
             (Cost $6,736)                                            ----------

SHORT TERM INVESTMENTS - 14.33%

             REPURCHASE AGREEMENT - 14.33%
$3,574,000   State Street Bank and Trust Co.,
             0.150%, due 02/03/03, with a
             repurchase price of $3,574,045,
             collateralized by $2,490,000 par
             U.S. Treasury Note,
             8.500%, due 2/15/20                                       3,574,000
             (Cost $3,574,000)                                       -----------

TOTAL INVESTMENTS - 104.78%                                           26,139,417
             (Cost $25,767,484)                                      -----------

OTHER ASSETS AND
             LIABILITIES, NET - (4.78)%                              (1,193,154)
                                                                     -----------

TOTAL NET ASSETS - 100.00%                                           $24,946,263
                                                                     ===========


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                               % OF NET
A PERCENTAGE OF NET ASSETS:                               ASSETS
-----------------------------------------------------------------
    Repurchase Agreement............................       14.33%
    Pharmaceuticals.................................        5.80
    Construction & Engineering......................        4.63
    Diversified Financial Services..................        4.60
    Health Care Equipment...........................        4.22
    Internet Software & Services....................        3.80
    Leisure Facilities..............................        3.67
    Diversified Commercial Services.................        3.50
    Banks...........................................        3.45
    Household Products..............................        3.27
    Tobacco.........................................        3.00
    Application Software............................        2.71
    Electric Utilities..............................        2.58
    Automobile Manufacturers........................        2.56
    Building Products...............................        2.34
    Broadcasting & Cable TV.........................        2.19
    IT Consulting & Services........................        2.11
    Gas Utilities...................................        2.04
    Advertising.....................................        1.94
    Integrated Telecommunication Services...........        1.92
    Integrated Oil & Gas............................        1.90
    Leisure Products................................        1.80
    Restaurants.....................................        1.76
    Computer Hardware...............................        1.58
    Aerospace & Defense.............................        1.50
    Gold............................................        1.45
    Photographic Products...........................        1.42
    Oil & Gas Equipment & Services..................        1.27
    Tires & Rubber..................................        1.25
    Construction Materials..........................        1.25
    Specialty Chemicals.............................        1.23
    Airlines........................................        1.20
    Packaged Foods & Meats..........................        1.07
    Homebuilding....................................        1.07
    Health Care Supplies............................        1.05
    Life & Health Insurance.........................        1.00
    Telecommunications Equipment....................        0.99
    Food Retail.....................................        0.99
    Real Estate Management & Development............        0.90
    Movies & Entertainment..........................        0.71
    Apparel & Luxury Goods..........................        0.69
    Department Stores...............................        0.67
    Steel...........................................        0.61
    Employment Services.............................        0.61
    Electronic Equipment & Instruments..............        0.59
    Specialty Stores................................        0.56
    Consumer Finance................................        0.55
    Industrial Machinery............................        0.45
    Other Assets and Liabilities, Net...............       (4.78)
                                                       ----------
                                                          100.00%
                                                       ==========
          *  Non-income producing security
        ADR  American Depository Receipts
        CHF  Denominated in Swiss Francs
        GDR  Global Depository Receipts
          +  Currently in UK administration proceedings

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)


GLOBAL TECHNOLOGY FUND
JANUARY 31, 2003

                                                                          VALUE
   SHARES                                                               (NOTE 2)
   ------                                                             ----------
COMMON STOCKS - 89.21%

             CANADA - 3.32%
      1,220  Cognos, Inc. *                                           $   27,804
      5,200  Nortel Networks Corp. *                                      12,324
                                                                      ----------
                                                                          40,128
                                                                      ----------
             FINLAND - 0.95%
        800  Nokia Oyj, ADR                                               11,512
                                                                      ----------

             FRANCE - 2.40%
      4,000  Alcatel S.A.                                                 28,954
                                                                      ----------

             GERMANY - 3.02%
      1,550  SAP AG, ADR                                                  36,425
                                                                      ----------

             IRELAND - 0.93%
      7,626  Riverdeep Group plc *                                        11,220
                                                                      ----------

             JAPAN - 2.66%
        870  Fujitsu Ltd., ADR                                            11,968
          6  Nippon Telegraph and
             Telephone Corp.                                              20,108
                                                                      ----------
                                                                          32,076
                                                                      ----------
             KOREA - 1.76%
        175  Samsung Electronics Co.,
             Ltd., GDR                                                    21,219
                                                                      ----------

             NETHERLANDS - 0.94%
        985  ASM International, N.V. *                                    11,368
                                                                      ----------

             SINGAPORE - 1.77%
      2,650  Flextronics International Ltd. *                             21,359
                                                                      ----------

             SWEDEN - 1.05%
     15,000  Telefonaktiebolaget LM
             Ericsson *                                                   12,625
                                                                      ----------

             TAIWAN - 2.62%
      2,293  Hon Hai Precision Industry Co.,
             Ltd., GDR                                                    15,592
      2,393  Taiwan Semiconductor
             Manufacturing Co., Ltd., ADR                                 16,033
                                                                      ----------
                                                                          31,625
                                                                      ----------
             UNITED STATES - 67.79%
     13,250  Agere Systems Inc., Class A *                                23,452
      5,000  Ask Jeeves, Inc. *                                           26,805
        805  Autodesk, Inc.                                               12,027
      1,000  BEA Systems, Inc. *                                          11,460
      1,629  BearingPoint, Inc. *                                         12,853
      3,825  Cisco Systems, Inc. *                                        51,140
      1,560  Concord EFS, Inc. *                                          22,870

                                                                          VALUE
     SHARES                                                             (NOTE 2)
     ------                                                           ----------


             UNITED STATES - (CONTINUED)
      1,248  Dell Computer Corp. *                                      $ 29,777
        240  Electronic Arts, Inc. *                                      12,434
        300  Expedia, Inc., Class A *                                     18,000
      1,650  Fairchild Semiconductor
             International, Inc., Class A *                               18,051
      1,195  First Data Corp.                                             41,108
      2,265  Hewlett-Packard Co.                                          39,434
      1,450  Intel Corp.                                                  22,707
      1,430  Intersil Corp., Class A *                                    20,735
        280  Intuit, Inc. *                                               12,348
        765  KLA-Tencor Corp. *                                           24,970
        670  Lexmark International, Inc. *                                40,562
        585  Marvell Technology
             Group Ltd. *                                                 10,688
        350  Maxim Integrated Products, Inc.                              10,902
      1,725  Microsoft Corp.                                              81,868
        395  Novellus Systems, Inc. *                                     11,633
      2,654  Oracle Corp. *                                               31,928
        745  Overture Services, Inc. *                                    17,306
        970  Pfizer, Inc.                                                 29,449
        300  QUALCOMM, Inc. *                                             11,298
      2,105  Sybase, Inc. *                                               30,270
        990  Symantec Corp. *                                             46,213
      1,050  Teradyne, Inc. *                                             10,909
      2,250  Unisys Corp. *                                               20,970
      1,080  UTStarcom, Inc. *                                            20,812
      3,330  WebMD Corp. *                                                31,369
        650  Yahoo, Inc. *                                                11,830
                                                                      ----------
                                                                         818,178
                                                                      ----------

             TOTAL COMMON STOCKS                                       1,076,689
             (Cost $1,071,406 )                                       ----------

COMMON STOCK UNIT - 2.02%

             UNITED STATES - 2.02%
      1,000  Nasdaq-100 Index
             Tracking Stock *                                             24,420
             (Cost $25,681)                                           ----------

TOTAL INVESTMENTS - 91.23%                                             1,101,109
             (Cost $1,097,087)                                        ----------

OTHER ASSETS AND
             LIABILITIES, NET - 8.77%                                    105,876
                                                                      ----------

TOTAL NET ASSETS - 100.00%                                            $1,206,985
                                                                      ==========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS


                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

GLOBAL TECHNOLOGY FUND
JANUARY 31, 2003 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                      % OF NET
A PERCENTAGE OF NET ASSETS:                      ASSETS
-------------------------------------------------------
    Systems Software........................     15.77%
    Semiconductors..........................     11.92
    Application Software....................      9.32
    Telecommunications Equipment............      8.08
    Internet Software & Services............      7.05
    Computer Hardware.......................      6.73
    Data Processing Services................      5.30
    Semiconductor Equipment.................      4.87
    IT Consulting & Services................      4.82
    Networking Equipment....................      4.24
    Computer Storage & Peripheral...........      3.36
    Electronic Equipment & Instruments......      3.06
    Health Care Distribution & Services.....      2.60
    Pharmaceuticals.........................      2.44
    Integrated Telecommunication Services...      1.67
    Other Assets and Liabilities, Net.......      8.77
                                                -------
                                                100.00%
                                                =======

          *  Non-income producing security
        ADR  American Depository Receipts
        GDR  Global Depository Receipts



                       See Notes to Financial Statements.


HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
 JANUARY 31, 2003

                                                                         VALUE
     SHARES                                                             (NOTE 2)
   ------                                                             ----------
COMMON STOCKS - 94.88%
             AUSTRALIA - 1.66%
     23,000  News Corporation Ltd.                                    $  152,366
                                                                      ----------

             BELGIUM - 1.72%
      5,477  Omega Pharma S.A.                                           157,874
                                                                      ----------

             DENMARK - 1.90%
      5,000  ISS A/S *                                                   174,799
                                                                      ----------

             FRANCE - 12.70%
     23,500  Alcatel S.A., ADR                                           170,610
     12,000  Compagnie de Saint-Gobain                                   350,022
      7,000  Sodexho Alliance S.A.                                       174,785
      2,500  Technip-Coflexip S.A.                                       156,528
      5,000  Vinci S.A.                                                  313,325
                                                                      ----------
                                                                       1,165,270
                                                                      ----------

             GERMANY - 7.76%
      4,000  Altana AG                                                   166,763
      8,000  Bayerische Motoren Werke AG                                 234,207
      3,750  Deutsche Boerse AG                                          139,627
      4,600  Schwarz Pharma AG                                           171,177
                                                                      ----------
                                                                         711,774
                                                                      ----------

             GREECE - 3.10%
     19,000  Public Power Corp.                                          284,854
                                                                      ----------

             JAPAN - 15.00%
     60,000  Asahi Kasei Corp.                                           158,059
     10,000  Daiichi Pharmaceutical Co., Ltd.                            134,467
         31  East Japan Railway Co.                                      142,395
     31,000  Mitsui & Co., Ltd.                                          152,474
         41  Nippon Telegraph and
             Telephone Corp.                                             137,401
      7,700  Pioneer Corp.                                               147,318
      4,500  Secom Co., Ltd.                                             130,924
      7,000  Tokyo Broadcasting System, Inc.                              86,249
     46,000  Toshiba Corp. *                                             138,819
     18,000  Yamaha Motor Co., Ltd.                                      148,556
                                                                      ----------
                                                                       1,376,662
                                                                      ----------

             KOREA - 5.23%
      5,500  Kookmin Bank                                                187,394
      3,920  LG Chem Ltd. *                                              143,577
        600  Samsung Electronics Co., Ltd.                               148,978
                                                                      ----------
                                                                         479,949
                                                                      ----------

             NETHERLANDS - 7.28%
     15,000  Aegon N.V.                                                  187,673
     12,000  Heijmans N.V.                                               211,998
      3,000  IHC Caland N.V.                                             144,822
      9,925  Koninklijke Ahold N.V.                                      123,750
                                                                      ----------
                                                                         668,243
                                                                      ----------

                                                                         VALUE
     SHARES                                                             (NOTE 2)
     ------                                                           ----------


             SPAIN - 1.12%
      4,912  Compania de Distribucion
             Integral Logista S.A.                                     $ 102,603
                                                                      ----------

             SWEDEN - 2.63%
     40,000  Eniro AB                                                    241,465
                                                                      ----------

             SWITZERLAND - 1.82%
      3,600  Converium Holding AG *                                      166,597
                                                                      ----------

             UNITED KINGDOM - 20.27%
     55,500  Capita Group plc                                            186,926
     29,000  Capital Radio plc                                           184,852
    125,000  Centrica plc                                                318,195
     50,000  easyJet plc *                                               187,113
     15,000  Imperial Tobacco Group plc                                  229,224
     30,000  NDS Group plc, ADR *                                        225,000
     90,000  Punch Taverns plc *                                         263,521
    200,000  Securicor plc                                               264,837
                                                                      ----------
                                                                       1,859,668
                                                                      ----------

             UNITED STATES - 12.69%
      2,700  Affiliated Computer Services,
             Inc., Class A *                                             146,394
      4,150  First Data Corp.                                            142,760
      7,350  Hewlett-Packard Co.                                         127,963
     10,000  Intersil Corp., Class A *                                   145,000
      3,065  Lexmark International, Inc. *                               185,555
      3,205  Microsoft Corp.                                             152,109
      4,550  Overture Services, Inc. *                                   105,697
      3,400  Symantec Corp. *                                            158,712
                                                                      ----------
                                                                       1,164,190
                                                                      ----------

             TOTAL COMMON STOCKS                                       8,706,314
             (Cost $8,878,337)                                        ----------

PREFERRED STOCK - 2.13%

             GERMANY - 2.13%
      4,500  Fresenius AG                                                195,776
             (Cost $119,674)                                          ----------

TOTAL INVESTMENTS - 97.01%                                             8,902,090
             (Cost $8,998,011)                                        ----------

OTHER ASSETS AND
             LIABILITIES, NET - 2.99%                                    274,068
                                                                      ----------

TOTAL NET ASSETS - 100.00%                                            $9,176,158
                                                                      ==========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                        PORTFOLIO OF INVESTMENTS
                                                        (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2003 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                         % OF NET
A PERCENTAGE OF NET ASSETS:                         ASSETS
----------------------------------------------------------
    Diversified Commercial Services.........         6.22%
    Construction & Engineering..............         5.72
    Pharmaceuticals.........................         5.15
    Restaurants.............................         4.78
    Building Products.......................         3.81
    Gas Utilities...........................         3.47
    Systems Software........................         3.39
    Oil & Gas Equipment & Services..........         3.29
    Commodity Chemicals.....................         3.29
    Semiconductors..........................         3.20
    Electric Utilities......................         3.10
    Broadcasting & Cable TV.................         2.95
    Computer Hardware.......................         2.90
    Advertising.............................         2.63
    Automobile Manufacturers................         2.55
    Tobacco.................................         2.50
    Application Software....................         2.45
    Health Care Distribution & Services.....         2.13
    Life & Health Insurance.................         2.04
    Employment Services.....................         2.04
    Banks...................................         2.04
    Airlines................................         2.04
    Computer Storage & Peripheral...........         2.02
    Telecommunications Equipment............         1.86
    Reinsurance.............................         1.82
    Health Care Supplies....................         1.72
    Trading Companies & Distribution........         1.66
    Movies & Entertainment..................         1.66
    Motorcycle Manufacturers................         1.62
    Consumer Electronics....................         1.61
    IT Consulting & Services................         1.60
    Data Processing Services................         1.56
    Railroads...............................         1.55
    Diversified Financial Services..........         1.52
    Integrated Telecommunication Services...         1.50
    Food Retail.............................         1.35
    Internet Software & Services............         1.15
    Distributors............................         1.12
    Other Assets and Liabilities, Net.......         2.99
                                                   -------
                                                   100.00%
                                                   =======

          *  Non-income producing security
        ADR  American Depository Receipts



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                                                                   FINANCIAL STATEMENTS
                                                                                                   (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2003
                                                                   EUROPEAN                GLOBAL         INTERNATIONAL
                                                                      FOCUS            TECHNOLOGY         OPPORTUNITIES
                                                                       FUND                  FUND                  FUND
=======================================================================================================================
ASSETS:
Investments at value
   Securities                                                   $22,565,417            $1,101,109            $8,902,090
   Repurchase agreements                                          3,574,000                    --                    --
-----------------------------------------------------------------------------------------------------------------------
Total investments                                                26,139,417             1,101,109             8,902,090
Cash                                                                    833                91,427               947,784
Foreign cash                                                        488,146                   905                43,376
Dividends and interest receivable                                    18,098                   149                 4,626
Receivable from investment adviser                                   17,533                50,218                36,350
Receivable for investment securities sold                                --                22,541               605,268
Receivable for fund shares sold                                     479,233                41,954               107,916
Prepaid expenses and other assets                                    25,331                    --                12,854
-----------------------------------------------------------------------------------------------------------------------
   Total Assets                                                  27,168,591             1,308,303            10,660,264
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Due to sub-custodian                                                     --                    --               107,002
Payable for investment securities purchased                       1,845,544                26,835             1,172,552
Payable for fund shares redeemed                                     53,338                    --                22,504
Management fee payable                                              107,968                11,804                55,290
12b-1 distribution fees payable                                      87,429                 7,807                42,959
Accrued expenses and other payables                                 128,049                54,872                83,799
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                              2,222,328               101,318             1,484,106
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                      $24,946,263            $1,206,985            $9,176,158
=======================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                                 $25,204,757            $1,554,287           $10,042,545
Undistributed net investment loss                                  (133,380)              (12,674)              (77,770)
Accumulated net realized loss on investments                       (483,308)             (338,651)             (689,407)
Net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                358,194                 4,023               (99,210)
-----------------------------------------------------------------------------------------------------------------------
                                                                $24,946,263            $1,206,985            $9,176,158
=======================================================================================================================
SHARES OUTSTANDING:
Class A Shares                                                      615,425                27,926               226,988
=======================================================================================================================
Class B Shares                                                      480,296               106,319               223,381
=======================================================================================================================
Class C Shares                                                      943,713                41,601               462,625
=======================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                       $12.30                 $6.91                $10.10
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge*                                                 5.75%                 5.75%                 5.75%
Maximum offering price per share                                     $13.05                 $7.33                $10.72
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES:
Net asset value and offering price per share                         $12.21                 $6.86                $10.04
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES:
Net asset value per share                                            $12.20                 $6.86                $10.04
-----------------------------------------------------------------------------------------------------------------------
Maximum sales charge                                                  1.00%                 1.00%                 1.00%
Maximum offering price per share                                     $12.32                 $6.93                $10.14
=======================================================================================================================
Investments, at cost                                            $25,767,484            $1,097,087            $8,998,011
=======================================================================================================================
Foreign cash, at cost                                              $486,722                  $907               $43,872
=======================================================================================================================

  * On sales of $50,000 or more, the sales charge will be reduced.

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

                       See Notes to Financial Statements.


HENDERSON GLOBAL FUNDS

                                                                                                   FINANCIAL STATEMENTS
                                                                                                   (UNAUDITED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2003
                                                                   EUROPEAN                GLOBAL         INTERNATIONAL
                                                                      FOCUS            TECHNOLOGY         OPPORTUNITIES
                                                                       FUND                  FUND                  FUND
=======================================================================================================================
INVESTMENT INCOME:
Interest                                                             $2,227                   $36                   $86
Dividends                                                            83,723                   929                13,243
Foreign taxes withheld                                               (9,430)                 (176)               (1,333)
-----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                           76,520                   789                11,996
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory  fees                                            82,089                 6,167                37,994
12b-1 distribution and service fees:
   Class A Shares                                                     5,282                   217                 1,539
   Class B Shares                                                    20,250                 2,830                 9,145
   Class C shares                                                    40,711                 1,441                19,237
Administrative fees                                                  96,040                17,475                48,990
Transfer agent fees                                                 165,410                36,830                86,710
Custodian fees                                                       22,716                18,400                23,480
Registration and filing fees                                         37,323                33,530                30,632
Legal fees                                                           30,352                 4,780                18,800
Accounting fees                                                      26,029                25,032                43,385
Offering expenses                                                     3,008                 2,580                   633
Audit fees                                                           10,822                10,822                10,822
Trustees' fees and expenses                                          22,380                 1,240                 9,670
Printing and postage fees                                            21,822                 1,656                 8,684
Miscellaneous fees                                                   22,918                12,121                23,625
-----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                   607,152               175,121               373,346
-----------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment advisor          (397,252)             (161,640)             (283,580)
-----------------------------------------------------------------------------------------------------------------------
Net Expenses                                                        209,900                13,481                89,766
-----------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (133,380)              (12,692)              (77,770)
-----------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss from:
   Investment transactions                                         (402,782)             (233,908)             (604,488)
   Foreign currency transactions                                    (49,349)                 (369)              (21,577)
Net change in unrealized appreciation/(depreciation) of:
   Investments                                                    1,537,186               186,100               442,692
   Translation of other assets and liabilities                      (14,087)                   25                (3,265)
-----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain/(loss)                           1,070,968               (48,152)             (186,638)
-----------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $937,588              $(60,844)            $(264,408)
=======================================================================================================================



                       See Notes to Financial Statements.


                                       17


HENDERSON GLOBAL FUNDS

                                                                                                   FINANCIAL STATEMENTS
                                                                                                   (UNAUDITED)

STATEMENT OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND

                                                                                 SIX MONTHS ENDED          PERIOD ENDED
                                                                                 JANUARY 31, 2003      JULY 31, 2002 (*)
=======================================================================================================================
Net investment income/(loss)                                                            $(133,380)              $21,214
Net realized loss on investments
   and foreign currency transactions                                                     (452,131)              (76,947)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                    1,523,099            (1,164,905)
-----------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                           937,588            (1,220,638)

Dividends to shareholders from net investment income:
      Class A Shares                                                                      (30,222)                   --
      Class B Shares                                                                       (9,132)                   --
      Class C Shares                                                                      (17,688)                   --

Net increase in net assets from Fund share transactions:
      Class A Shares                                                                    5,217,993             2,179,316
      Class B Shares                                                                    2,822,731             3,138,968
      Class C Shares                                                                    5,474,713             6,202,634
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                                             14,395,983            10,300,280

NET ASSETS:
Beginning of period                                                                    10,550,280               250,000
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                         $24,946,263           $10,550,280
=======================================================================================================================
Undistributed net investment income/(loss)                                              $(133,380)              $57,042
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.


                       See Notes to Financial Statements.


HENDERSON GLOBAL FUNDS

                                                                                                    FINANCIAL STATEMENTS
                                                                                                    (UNAUDITED)


STATEMENT OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND

                                                                                 SIX MONTHS ENDED          PERIOD ENDED
                                                                                 JANUARY 31, 2003      JULY 31, 2002 (*)
=======================================================================================================================
Net investment loss                                                                      $(12,692)             $(10,727)
Net realized loss on investments
   and foreign currency transactions                                                     (234,277)             (104,387)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                      186,125              (182,102)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                      (60,844)             (297,216)

Dividends to shareholders from net investment income:
   Class A Shares                                                                         (13,255)                   --
   Class B Shares                                                                         (35,753)                   --
   Class C Shares                                                                         (18,284)                   --

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                          52,148                22,601
   Class B Shares                                                                         384,997               541,158
   Class C Shares                                                                          33,288               348,145
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                                                342,297               614,688

NET ASSETS:
Beginning of period                                                                       864,688               250,000
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                          $1,206,985              $864,688
=======================================================================================================================
Undistributed net investment income/(loss)                                               $(12,674)              $67,310
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.



                       See Notes to Financial Statements.


HENDERSON GLOBAL FUNDS


                                                                                                   FINANCIAL STATEMENTS
                                                                                                   (UNAUDITED)


STATEMENT OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND
                                                                                 SIX MONTHS ENDED          PERIOD ENDED
                                                                                 JANUARY 31, 2003      JULY 31, 2002 (*)
=======================================================================================================================
Net investment loss                                                                      $(77,770)             $(10,588)
Net realized loss on investments
   and foreign currency transactions                                                     (626,065)              (80,490)
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                      439,427              (538,637)
-----------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                     (264,408)             (629,715)

Dividends to shareholders from net investment income:
   Class A Shares                                                                         (11,470)                   --
   Class B Shares                                                                          (5,769)                   --
   Class C Shares                                                                         (12,228)                   --

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                       1,583,018               622,441
   Class B Shares                                                                         808,171             1,637,747
   Class C Shares                                                                       1,504,711             3,693,660
-----------------------------------------------------------------------------------------------------------------------

Net increase in net assets                                                              3,602,025             5,324,133

NET ASSETS:
Beginning of period                                                                     5,574,133               250,000
-----------------------------------------------------------------------------------------------------------------------
End of period                                                                          $9,176,158            $5,574,133
=======================================================================================================================
Undistributed net investment income/(loss)                                               $(77,770)              $29,467
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.


HENDERSON GLOBAL FUNDS

                                                                                                   FINANCIAL STATEMENTS
                                                                                                   (UNAUDITED)

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND

                                                                                 SIX MONTHS ENDED          PERIOD ENDED
                                                                                 JANUARY 31, 2003      JULY 31, 2002 (*)
-----------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                                   $5,661,081            $2,354,684
Issued as reinvestment of dividends                                                        28,574                    --
Redeemed                                                                                 (471,662)             (175,368)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                           $5,217,993            $2,179,316
=======================================================================================================================
CLASS B SHARES:
Sold                                                                                   $3,172,158            $3,184,868
Issued as reinvestment of dividends                                                         8,798                    --
Redeemed                                                                                 (358,225)              (45,900)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                           $2,822,731            $3,138,968
=======================================================================================================================
CLASS C SHARES:
Sold                                                                                   $6,237,502            $6,247,044
Issued as reinvestment of dividends                                                        16,555                    --
Redeemed                                                                                 (779,344)              (44,410)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                           $5,474,713            $6,202,634
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      467,038               181,211
Issued as reinvestment of dividends                                                         2,308                    --
Redeemed                                                                                  (40,749)              (14,383)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              428,597               166,828
=======================================================================================================================
CLASS B SHARES:
Sold                                                                                      265,206               246,649
Issued as reinvestment of dividends                                                           715                    --
Redeemed                                                                                  (31,042)               (3,732)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              234,879               242,917
=======================================================================================================================
CLASS C SHARES:
Sold                                                                                      526,111               482,376
Issued as reinvestment of dividends                                                         1,346                    --
Redeemed                                                                                  (65,037)               (3,583)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              462,420               478,793
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.


HENDERSON GLOBAL FUNDS

                                                                                                   FINANCIAL STATEMENTS
                                                                                                   (UNAUDITED)

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND

                                                                                 SIX MONTHS ENDED          PERIOD ENDED
                                                                                 JANUARY 31, 2003      JULY 31, 2002 (*)
-----------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                                   $1,038,133               $23,015
Issued as reinvestment of dividends                                                        13,201                    --
Redeemed                                                                                 (999,186)                 (414)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $52,148               $22,601
=======================================================================================================================
CLASS B SHARES:
Sold                                                                                   $3,106,225              $545,789
Issued as reinvestment of dividends                                                        35,304                    --
Redeemed                                                                               (2,756,532)               (4,631)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $384,997              $541,158
=======================================================================================================================
CLASS C SHARES:
Sold                                                                                   $1,428,799              $357,416
Issued as reinvestment of dividends                                                        18,283                    --
Redeemed                                                                               (1,413,794)               (9,271)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $33,288              $348,145
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      142,976                 2,326
Issued as reinvestment of dividends                                                         1,839                    --
Redeemed                                                                                 (139,163)                  (52)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                5,652                 2,274
=======================================================================================================================
CLASS B SHARES:
Sold                                                                                      433,228                54,370
Issued as reinvestment of dividends                                                         4,965                    --
Redeemed                                                                                 (388,156)                 (588)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                               50,037                53,782
=======================================================================================================================
CLASS C SHARES:
Sold                                                                                      198,474                37,923
Issued as reinvestment of dividends                                                         2,571                    --
Redeemed                                                                                 (198,954)                 (913)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                                2,091                37,010
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                                                                   FINANCIAL STATEMENTS
                                                                                                   (UNAUDITED)


STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND

                                                                                 SIX MONTHS ENDED          PERIOD ENDED
                                                                                 JANUARY 31, 2003     JULY 31, 2002 (*)
-----------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                                   $1,677,968              $636,965
Issued as reinvestment of dividends                                                        11,291                    --
Redeemed                                                                                 (106,241)              (14,524)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                           $1,583,018              $622,441
=======================================================================================================================
CLASS B SHARES:
Sold                                                                                     $897,839            $1,642,801
Issued as reinvestment of dividends                                                         5,089                    --
Redeemed                                                                                  (94,757)               (5,054)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $808,171            $1,637,747
=======================================================================================================================
CLASS C SHARES:
Sold                                                                                   $1,997,801            $3,724,104
Issued as reinvestment of dividends                                                        11,841                    --
Redeemed                                                                                 (504,931)              (30,444)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                           $1,504,711            $3,693,660
=======================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      163,285                54,811
Issued as reinvestment of dividends                                                         1,091                    --
Redeemed                                                                                  (10,918)               (1,281)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              153,458                53,530
=======================================================================================================================
CLASS B SHARES:
Sold                                                                                       89,213               141,079
Issued as reinvestment of dividends                                                           494                    --
Redeemed                                                                                   (9,453)                 (452)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                               80,254               140,627
=======================================================================================================================
Class C Shares:
Sold                                                                                      195,554               317,069
Issued as reinvestment of dividends                                                         1,151                    --
Redeemed                                                                                  (50,901)               (2,748)
-----------------------------------------------------------------------------------------------------------------------
Net increase                                                                              145,804               314,321
=======================================================================================================================

(*) The Henderson Global Funds commenced operations on August 31, 2001.

                       See Notes to Financial Statements.

                                       23


HENDERSON GLOBAL FUNDS

                                                                                                      FINANCIAL HIGHLIGHTS
                                                                                                      (UNAUDITED)

EUROPEAN FOCUS FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
SIX MONTHS ENDED JANUARY 31, 2003

                                                                       CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $11.61                $11.54                $11.53
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                               (0.07)                (0.11)                (0.11)
   Net realized and unrealized gain/(loss) on investments                 0.82                  0.80                  0.80
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                    0.75                  0.69                  0.69
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                  (0.06)                (0.02)                (0.02)
--------------------------------------------------------------------------------------------------------------------------
      Total distributions                                                (0.06)                (0.02)                (0.02)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $12.30                $12.21                $12.20
==========================================================================================================================
Total Return (c)                                                         6.49%                 6.00%                 6.00%
==========================================================================================================================
Net assets, end of period (000)                                         $7,567                $5,862               $11,517
Ratio of operating expenses to average net assets (d)                    2.00%                 2.75%                 2.75%
Ratio of net investment income to average net assets (d)               (1.08)%               (1.81)%               (1.81)%
Portfolio turnover rate (%)                                                44%                   44%                   44%
Ratio of operating expenses to average net assets
   without waivers and /or expenses reimbursed (d)                       6.84%                 7.59%                 7.59%

--------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED JULY 31, 2002 (a)
                                                                       CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00                $10.00                $10.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (b)                                              0.11                  0.09                  0.09
   Net realized and unrealized gain/(loss) on investments                 1.50                  1.45                  1.44
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                       1.61                  1.54                  1.53
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                   0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                    0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $11.61                $11.54                $11.53
==========================================================================================================================
Total Return (c)                                                        16.10%                15.40%                15.30%
==========================================================================================================================
Net assets, end of period (000)                                         $2,169                $2,831                $5,550
Ratio of operating expenses to average net assets (d)                    2.00%                 2.75%                 2.75%
Ratio of net investment income to average net assets (d)                 0.95%                 0.79%                 0.77%
Portfolio turnover rate (%)                                                67%                   67%                   67%
Ratio of operating expenses to average net assets
   without waivers and /or expenses reimbursed (d)                      22.40%                23.15%                23.15%

(a)  The Henderson Global Funds commenced operations on August 31, 2001.
(b)  Per share numbers have been calculated using the average share method.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized

                       See Notes to Financial Statements.

                                       24


HENDERSON GLOBAL FUNDS

                                                                                                      FINANCIAL HIGHLIGHTS
                                                                                                      (UNAUDITED)

GLOBAL TECHNOLOGY FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
SIX MONTHS ENDED JANUARY 31, 2003

                                                                       CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $7.36                 $7.31                 $7.31
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                               (0.06)                (0.09)                (0.09)
   Net realized and unrealized gain/(loss) on investments                (0.31)                (0.28)                (0.28)
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                   (0.37)                (0.37)                (0.37)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                  (0.08)                (0.08)                (0.08)
--------------------------------------------------------------------------------------------------------------------------
      Total distributions                                                (0.08)                (0.08)                (0.08)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $6.91                 $6.86                 $6.86
==========================================================================================================================
Total Return (c)                                                        (5.04)%              (5.13)%               (5.13)%
==========================================================================================================================
Net assets, end of period (000)                                           $193                  $729                  $285
Ratio of operating expenses to average net assets (d)                    2.00%                 2.75%                 2.75%
Ratio of net investment income to average net assets (d)               (1.84)%               (2.60)%               (2.59)%
Portfolio turnover rate (%)                                               118%                  118%                  118%
Ratio of operating expenses to average net assets
   without waivers and /or expenses reimbursed (d)                      33.45%                34.20%                34.20%

PERIOD ENDED JULY 31, 2002 (a)

                                                                       CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00                $10.00                $10.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                               (0.16)                (0.21)                (0.20)
   Net realized and unrealized gain/(loss) on investments                (2.48)                (2.48)                (2.49)
--------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                      (2.64)                (2.69)                (2.69)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                   0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
   Total distributions                                                    0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $7.36                 $7.31                 $7.31
==========================================================================================================================
Total Return (c)                                                      (26.40)%              (26.90)%              (26.90)%
==========================================================================================================================
Net assets, end of period (000)                                           $164                  $412                  $289
Ratio of operating expenses to average net assets (d)                    2.00%                 2.75%                 2.75%
Ratio of net investment income to average net assets (d)               (1.84)%               (2.56)%               (2.59)%
Portfolio turnover rate (%)                                               134%                  134%                  134%
Ratio of operating expenses to average net assets
   without waivers and /or expenses reimbursed (d)                      80.48%                81.23%                81.23%

(a)  The Henderson Global Funds commenced operations on August 31, 2001.
(b)  Per share numbers have been calculated using the average share method.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized

                       See Notes to Financial Statements.

                                       25


HENDERSON GLOBAL FUNDS

                                                                                                      FINANCIAL HIGHLIGHTS
                                                                                                      (UNAUDITED)

INTERNATIONAL OPPORTUNITIES FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS
SIX MONTHS ENDED JANUARY 31, 2003

                                                                       CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.51                $10.44                $10.44
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                               (0.08)                (0.12)                (0.12)
   Net realized and unrealized gain/(loss) on investments                (0.26)                (0.25)                (0.25)
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                   (0.34)                (0.37)                (0.37)
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                  (0.07)                (0.03)                (0.03)
--------------------------------------------------------------------------------------------------------------------------
      Total distributions                                                (0.07)                (0.03)                (0.03)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $10.10                $10.04                $10.04
==========================================================================================================================
Total Return (c)                                                       (3.26)%               (3.57)%               (3.56)%
==========================================================================================================================
Net assets, end of period (000)                                         $2,292                $2,242                $4,642
Ratio of operating expenses to average net assets (d)                    2.00%                 2.75%                 2.75%
Ratio of net investment income to average net assets (d)               (1.65)%               (2.38)%               (2.38)%
Portfolio turnover rate (%)                                               100%                  100%                  100%
Ratio of operating expenses to average net assets
   without waivers and /or expenses reimbursed (d)                      10.19%                10.94%                10.94%

PERIOD ENDED JULY 31, 2002 (a)

                                                                       CLASS A               CLASS B               CLASS C
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $10.00                $10.00                $10.00
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss (b)                                               (0.05)                (0.09)                (0.07)
--------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain/(loss) on investments                 0.56                  0.53                  0.51
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                    0.51                  0.44                  0.44
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
   Dividends from net investment income                                   0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
      Total distributions                                                 0.00                  0.00                  0.00
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $10.51                $10.44                $10.44
==========================================================================================================================
Total Return (c)                                                         5.10%                 4.40%                 4.40%
==========================================================================================================================
Net assets, end of period (000)                                           $773                $1,494                $3,307
Ratio of operating expenses to average net assets (d)                    2.00%                 2.75%                 2.75%
Ratio of net investment income to average net assets (d)               (0.49)%               (0.84)%               (0.67)%
Portfolio turnover rate (%)                                                80%                   80%                   80%
Ratio of operating expenses to average net assets
   without waivers and /or expenses reimbursed (d)                      32.69%                33.44%                33.44%

(a)  The Henderson Global Funds commenced operations on August 31, 2001.
(b)  Per share numbers have been calculated using the average share method.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)

NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among three series. Henderson European Focus Fund ("European Focus"), Henderson Global Technology Fund ("Global Technology") and Henderson International Opportunities Fund ("International Opportunities") (collectively, the "Funds") are each non-diversified series of the Trust. The Funds each offer three classes of shares. Class A shares generally provide for a front-end sales charge, Class B shares provide for a contingent deferred sales charge and Class C shares provide for both a front-end sales charge and a contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds. The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

SECURITY VALUATION
Securities traded on a recognized stock exchange (or The Nasdaq Stock Market, Inc. system) are valued at the last reported sale price on the exchange on which the securities are principally traded. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices. Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SECURITY TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends are accrued for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, resulting from changes in foreign exchange rates.

FORWARD FOREIGN CURRENCY CONTRACTS
The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on these forward contracts include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. These forward contracts are valued daily and the unrealized appreciation or depreciation

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)

is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations. The Funds did not invest in forward foreign currency contracts for the six months ended January 31, 2003.

REPURCHASE AGREEMENTS
In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities fall below the value of the repurchase price plus accrued interest, a Fund will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, each Fund maintains the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings.

EXPENSES
Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately to each Fund within the Trust based on net assets or on another reasonable basis.

FEDERAL INCOME TAXES
The Trust's policy is that each Fund continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2002, the Funds had the following accumulated capital loss carryforwards for tax purposes. These carryforwards will expire on July 31, 2010.

European Focus                                      $611
Global Technology                                  7,641
International Opportunities                        1,387

DISTRIBUTIONS TO SHAREHOLDERS
The Funds intend to distribute to their shareholders, at least annually, substantially all of their net investment income and any net realized capital gains. These distributions are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

DEFERRED OFFERING COSTS
Costs incurred in connection with the offering and initial registration of the Trust have been deferred and were amortized on a straight-line basis over the first twelve months after commencement of operations.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of AMP Limited. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average net assets as set forth below:

European Focus                                         1.00%
Global Technology                                      1.20%
International Opportunities                            1.10%

Pursuant to separate Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average net assets. HGINA may recover from each Fund reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. These agreements are effective through July 31, 2007. The amount of potentially recoverable expenses for each Fund at January 31, 2003 was:

European Focus                                      $938,757
Global Technology                                    543,775
International Opportunities                          780,478

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


Henderson Investment Management Limited ("HIML") is the sub-adviser to the Funds pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc. HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average net assets as set forth below:

European Focus                                         0.90%
Global Technology                                      1.10%
International Opportunities                            1.00%

Trustees who are not interested persons of the Trust or HGINA receive compensation from the Funds. This compensation is reflected as Trustees' fees in the Statement of Operations. Certain officers of the Trust are also officers of HGINA. None of the Trustofficers are compensated by the Trust.

At January 31, 2003, HGINA owned the following number of shares of each Fund:

                   EUROPEAN        GLOBAL  INTERNATIONAL
                      FOCUS    TECHNOLOGY  OPPORTUNITIES
--------------------------------------------------------
Class A              20,103        20,229         20,133
Class B               2,505         2,527          2,507
Class C               2,505         2,527          2,507


NOTE 4. DISTRIBUTION
The Trust has adopted a distribution plan for Class A, Class B and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, and an annual fee of 1.00% of the average daily net assets attributable to its Class B and Class C shares, respectively. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 5. INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term investments, for the Funds during the six months ended January 31, 2003, were as follows:

                                PURCHASES          SALES
--------------------------------------------------------

European Focus                $18,005,547     $6,574,245
Global Technology               1,415,676      1,094,878
International Opportunities    10,237,847      6,460,696
========================================================

The U.S. federal income tax basis of the Funds' investments at January 31, 2003, and the gross unrealized appreciation and depreciation, were as follows:

                   European        Global  International
                      Focus    Technology  Opportunities
--------------------------------------------------------

Cost            $25,767,484    $1,115,992     $8,998,013
--------------------------------------------------------

Gross Unrealized
Appreciation      1,867,093        91,299        452,843
--------------------------------------------------------

Gross Unrealized
Depreciation     (1,495,160)     (106,182)      (548,766)
--------------------------------------------------------

Net Unrealized
Appreciation
(Depreciation)     $371,933      $(14,883)      $(95,923)
========================================================

Identified cost may differ for book basis and tax basis reporting purposes due to losses pertaining to wash sale transactions.

NOTE 6. SIGNIFICANT CONCENTRATIONS
The Funds invest a substantial percentage of their assets in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities. The Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, the Global Technology Fund concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                   (UNAUDITED)


NOTE 7. LINE OF CREDIT
The Funds may borrow from a $10,000,000 committed line of credit. Proceeds of loans may only be used to finance shareholder redemptions or to temporarily finance the purchase or sale of securities for prompt delivery provided the loan is repaid promptly in the ordinary course of business upon the completion of such purchase or sale transaction. Borrowings by any one Fund in the Trust may not exceed the lesser of (a) $10,000,000 or (b) 10% of the net assets of the Fund for which the loan is extended. In addition, the aggregate outstanding amount of all loans to all Funds in the Trust may not exceed $10,000,000. Interest is charged to the Funds based on their borrowings at an annual rate equal to the overnight federal funds rate plus 0.50%. The Trust also pays a commitment fee of 0.10% per annum on the daily unused portion of the committed line which is allocated proportionately to the Funds. The Funds had no borrowings outstanding at January 31, 2003, nor at any time during the six months then ended.

NOTE 8. REDEMPTION FEE
The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in redemptions on the Statement of Changes in Net Assets.

HENDERSON GLOBAL FUNDS

                                                           TRUSTEES AND OFFICERS
                                                           (UNAUDITED)

                                           TERM OF                                                        OTHER
   NAME, ADDRESS           POSITION WITH   OFFICE AND      PRINCIPAL OCCUPATION(S)                        DIRECTORSHIPS
   AND AGE1                THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
--------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
   Roland C. Baker, 64     Trustee         Since 2001      President and Chief Executive Officer, First   None
                                                           Penn-Pacific Life Insurance Co. (retired
                                                           2001); Director, The Rittenhouse Trust
                                                           (banking; money management); Director, North
                                                           American Company for Life and Health Insurance
                                                           (a provider of life insurance, health
                                                           insurance and annuities).

   C. Gary Gerst, 63       Trustee         Since 2001      Chairman Emeritus, Jones Lang LaSalle,         Chairman and Trustee,
                                                           formerly LaSalle Partners Ltd. (real estate    Harris Insight Funds
                                                           investment management and consulting           Trust (22 portfolios).
                                                           firm); Director, Florida Office Property
                                                           Company Inc. (real estate investment fund).

   Faris F. Chesley, 64    Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LCC,     None
                                                           since 2001; Vice Chairman, ABN-AMRO,
                                                           Inc. (a financial services company),
                                                           1998-2001; Director, Modern Educational
                                                           Systems (a manufacturer of maps and
                                                           educational equipment), 1992-1999.

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------------------------------------------------------
   Charles H.              Chairman        Since 2001      Managing Director, Henderson Global            None
   Wurtzebach4, 53         and Trustee                     Investors (North America) Inc. ("HGINA")
                                                           since 1999; President and Chief Executive
                                                           Officer, Heitman Capital Management,
                                                           1996-1998.

   Sean                    Trustee and     Since 2001      Director, North American Retail Distribution,  None
   Dranfield4, 36          President                       HGINA since 1999; Executive Director, North
                                                           American Business Development, Henderson
                                                           Investment Management Limited, since 1999;
                                                           Director, International Business Development,
                                                           Henderson Global Investors, 1995-1999.

   Alanna N. Palmer, 27    Vice President  Since 2002      Product Manager, HGINA since 2001;             N/A
                                                           Portfolio Assistant, UBS Brinson 1998-2001.

   Scott E. Volk, 31       Vice President  Since 2001      Director, Retail Finance and Operations        N/A
                                                           since 2002 and Finance Manager 2001-
                                                           2002, HGINA; Vice President, Financial
                                                           Services, BISYS Fund Services, 1999-2001;
                                                           Mutual Fund Treasurer, Stein Roe &
                                                           Farnham Mutual Funds, 1997-1999.

   Steven M. Hill, 38      Treasurer       Since 2002      Operations Manager, HGINA, since 2002;         N/A
                                                           Managing Director, FrontPoint Partners
                                                           LLC, 2001-2002; Vice President, Nuveen
                                                           Investments, 1999-2001; Chief Financial
                                                           Officer, Skyline Asset Management LP, 1999;
                                                           Vice President, Van Kampen Investments
                                                           and Assistant Treasurer, Van Kampen
                                                           mutual funds, 1989-1999

                                       31


HENDERSON GLOBAL FUNDS

                                                                                                        TRUSTEES AND OFFICERS
                                                                                                        (UNAUDITED)

                                           TERM OF                                                        OTHER
   NAME, ADDRESS           POSITION WITH   OFFICE AND      PRINCIPAL OCCUPATION(S)                        DIRECTORSHIPS
   AND AGE1                THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
--------------------------------------------------------------------------------------------------------------------------------

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------------------------------------------------------

   Ann M. Casey, 36        Assistant       Since 2001      Treasurer, The China Fund Inc., since 2001;    N/A
   225 Franklin Street     Treasurer                       Treasurer, The Holland Balanced Fund, 2002;
   Boston, MA                                              Vice President, Senior Director of Fund
   02110                                                   Administration, State Street Corporation
                                                           since 2000; Assistant Vice President, Director
                                                           of Fund Administration, State Street
                                                           Corporation, 1999-2000; Assistant Secretary,
                                                           Assistant Director of Fund Administration,
                                                           State Street Corporation, 1997-1999.

   Brian C. Booker, 36     Secretary       Since 2001      Senior Legal Counsel and Corporate             N/A
                                                           Secretary, since 2001 and Manager, Legal
                                                           and Compliance, HGINA, 2000-2001;
                                                           Attorney, Vedder, Price, Kaufman &
                                                           Kammholz, 1998-2000; Attorney, Waller,
                                                           Lansden, Dortch & Davis, 1996-1998.

   Heidemarie              Assistant       Since 2001      Legal Counsel, HGINA, since 2001;              N/A
   Gregoriev, 31           Secretary                       Attorney, Gardner, Carton & Douglas,
                                                           1997-2001.

1 Unless otherwise indicated, each person's address is 737 North Michigan Avenue, Suite 1950, Chicago, IL 60611.

2    Currently, all Trustees oversee all three series of the Trust.

3 A trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4 These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., or "HGINA", the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

HENDERSON GLOBAL FUNDS

TRUSTEES
Charles H. Wurtzebach, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
C. Gary Gerst

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Steven M. Hill, Treasurer
Ann M. Casey, Assistant Treasurer
Brian C. Booker, Secretary
Heidemarie Gregoriev, Assistant Secretary

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1950
Chicago, IL 60611

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
           www.hendersonglobalfunds.com




This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectuses. The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1950
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalfunds.com

Forum Fund Services, LLC, Distributor (March 2003)

ITEM 9.  CONTROLS AND PROCEDURES.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10.  EXHIBITS

(b) Certifications (pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002) for principal executive officer and principal financial officer.

Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ---------------------
         Sean Dranfield
         President of Henderson Global Funds

Date:    March 26, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ---------------------
         Sean Dranfield
         President of Henderson Global Funds
         (Principal Executive Officer)

Date:    March 26, 2003

By:      /s/ Steven M. Hill
         ---------------------
         Steven M. Hill
         Treasurer of Henderson Global Funds
         (Principal Financial Officer)

Date:    March 26, 2003